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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) JANUARY 30, 2001

                                  ABIOMED, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-20584                  04-2743260
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(State or other jurisdiction       (Commission               IRS Employer
     of incorporation)             File Number)          Identification Number)


                              22 CHERRY HILL DRIVE
                          DANVERS, MASSACHUSETTS 01923
                          ----------------------------
          (Address of principal executive offices, including zip code)


                                 (978) 777-5410
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.     OTHER EVENTS.

         The following exhibit is filed as part of this Report:

         Exhibit 99.9               Press Release dated January 30, 2001


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ABIOMED, INC.


                                 /s/ John F. Thero
                                 ----------------------------------
                                 Date: January 31, 2001
                                 By: John F. Thero
                                 Senior Vice President Finance and Treasurer